Subsequent Events	6 Months Ended
Jun. 30, 2026
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Subsequent Events

Note 19: Subsequent Events

Global Print Transaction

On July 14, 2026, the Company announced a definitive agreement to enter into a joint venture with KKR, a leading global investment firm. As part of the transaction, the Company will sell a 51% stake in its Global Print business to capital accounts advised by KKR and retain a 49% equity interest in the joint venture. The Company expects to receive approximately $500 million in gross proceeds at closing and expects the transaction to close in the fourth quarter of 2026, subject to specified regulatory approvals and customary closing conditions. The Company expects to record a pre-tax gain on the transaction at the time of closing.

The Company will maintain intellectual property rights and full editorial control over its content portfolio. This new joint venture will hold an exclusive license to distribute the content in print and on ProView, Global Print’s eBook platform, under which it will pay the Company a royalty in return. The Company will also provide certain operational services to the joint venture under a multi-year transition services agreement.

As part of the transaction, the Company has agreed to provide certain financial support designed to give KKR a minimum return on its equity investment in the joint venture under certain circumstances.

The Global Print business will be classified as a discontinued operation in the third quarter of 2026 and will no longer be a reportable segment.

Share Repurchases

In July 2026, the Company completed its $600 million share repurchase program announced in February 2026 by repurchasing an additional 2.6 million common shares totaling $238 million. The average price per share was $92.61.